                       SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                Date or Report (Date of earliest event reported)
                                 APRIL 24, 1998



                                EEX CORPORATION
             (Exact name of Registrant as specified in its charter)


   TEXAS                     1-12905                  752421863
(State or other           (Commission            (I.R.S. Employer
jurisdiction of            File Number)           Identification No.)
incorporation)



2500 CityWest Boulevard, Suite 1400, Houston, Texas       77042
(Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including Area Code  (713) 243-3100

ITEM 2. ACQUISITION OR DISPOSITION OF PROPERTIES


      (a) Sale of East Texas Properties

          On April 24, 1998, the previously announced sale of East Texas producing oil and gas properties to Cross Timbers Oil Company was completed. These properties represented proven reserves of approximately 220 billion cubic feet equivalent of natural gas and were sold for $235 million. The effective date of the sale was January 1, 1998. As a part of the sale, EEX retained an obligation existing under agreements with Encogen One Partners, Ltd. Proceeds from the sale were used to fund the purchase of additional interests in Indonesia and to provide additional financial flexibility.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


      (b) Pro Forma Financial Information.

          The following unaudited pro forma financial statements give effect to the sale of the East Texas properties and the application of the net proceeds as described in footnote (a). The unaudited condensed consolidated pro forma balance sheet as of December 31, 1997 is based on the historical balance sheet of EEX and is presented as if the sale had occurred on that date. The unaudited pro forma statement of consolidated operations for the year ended December 31, 1997 assumes that the sale occurred at the beginning of 1997.

          The unaudited condensed pro forma statement of consolidated operations is not necessarily indicative of the financial results that would have occurred had the sale of the East Texas properties been consummated on the indicated date, nor is it necessarily indicative of future financial results.

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

                                EEX CORPORATION

            UNAUDITED CONDENSED CONSOLIDATED PRO FORMA BALANCE SHEET

                               December 31, 1997



                                                                  Pro Forma
                                                          EEX    Adjustments(a) Pro Forma
                                                      ---------- ------------   ---------
                                                                (In thousands)
ASSETS
Current Assets
 Cash and cash equivalents..........................  $    3,790    $ 105,000   $ 108,790
 Accounts receivable - trade........................      57,925                   57,925
 Other..............................................      11,545                   11,545
                                                      ----------    ---------    --------
  Total current assets..............................      73,260      105,000     178,260
                                                      ----------    ---------    --------

Property, Plant and Equipment (at cost)
 Gas and oil properties(successful efforts method)..   1,882,097     (622,542)  1,259,555
 Other..............................................      19,581                   19,581
                                                      ----------    ---------    --------
  Total.............................................   1,901,678     (622,542)  1,279,136
 Less accumulated depreciation and amortization.....   1,192,691     (387,542)    805,149
                                                      ----------    ---------    --------
    Net property, plant and equipment...............     708,987     (235,000)    473,987
                                                      ----------    ---------    --------
Deferred Income Tax Benefit.........................      20,238                   20,238
                                                      ----------    ---------    --------
Other Assets........................................       5,304                    5,304
                                                      ----------    ---------    --------
    Total...........................................    $807,789    $(130,000)   $677,789
                                                      ==========    =========    ========
LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
 Accounts payable - trade...........................     108,616                  108,616
 Short term borrowings..............................       5,000       (5,000)
 Current portion of capital lease obligations.......       8,418                    8,418
 Other..............................................      10,031                   10,031
                                                      ----------    ---------    --------
    Total current liabilities.......................     132,065       (5,000)    127,065
                                                      ----------    ---------    --------
Bank Revolving Credit Agreement.....................      25,000      (25,000)
                                                      ----------    ---------    --------
Capital Lease Obligations...........................     233,317                  233,317
                                                      ----------    ---------    --------

Other Liabilities...................................      42,744                   42,744
                                                      ----------    ---------    --------
Minority Interests in
 Preferred Securities of Subsidiary.................     100,000     (100,000)
                                                      ----------    ---------    --------
Common Shareholders' Equity
 Common stock and paid in capital...................     571,764                  571,764
 Retained earnings (deficit)........................    (293,772)                (293,772)
 Unamortized restricted stock compensation..........      (2,877)                  (2,877)
 Treasury stock.....................................        (452)                    (452)
                                                      ----------    ---------    --------
    Common shareholders' equity.....................     274,663                  274,663
                                                      ----------    ---------    --------
    Total...........................................   $ 807,789    $(130,000)   $677,789
                                                      ==========    =========    ========

See accompanying Notes.

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

                                EEX CORPORATION

       UNAUDITED PRO FORMA CONDENSED STATEMENT OF CONSOLIDATED OPERATIONS

                          Year Ended December 31, 1997





                                                                  Pro Forma
                                                          EEX    Adjustments(b) Pro Forma
                                                      ---------- ------------   ---------
                                                      (In thousands, except per share amounts)
Revenues
 Natural gas.......................................   $199,754   $ (67,060)   $132,694
 Oil and condensate................................     91,029      (6,683)     84,346
 Natural gas liquids...............................      9,161        (370)      8,791
 Cogeneration operations...........................     13,297                  13,297
 Other.............................................        972                     972
                                                      --------   ---------    --------
  Total............................................    314,213     (74,113)    240,100
                                                      --------   ---------    --------
Costs and Expenses
 Production and operating..........................     48,960      (6,742)     42,218
 Exploration.......................................     70,599                  70,599
 Depreciation and amortization.....................    144,485     (24,987)    119,498
 Impairment of producing oil and gas properties....    260,112    (118,860)    141,252
 (Gain) on sales of property, plant and equipment..    (52,917)                (52,917)
 Unusual charges...................................     27,105                  27,105
 Cogeneration operations...........................     10,381                  10,381
 General, administrative and other.................     28,485                  28,485
 Taxes, other than income..........................     17,356      (5,133)     12,223
                                                      --------   ---------    --------
  Total............................................    554,566    (155,722)    398,844
                                                      --------   ---------    --------

Operating (Loss)...................................   (240,353)     81,609    (158,744)
Other Income - Net.................................        301                     301
Interest Income....................................        574         679       1,253
Interest and Other Financing Costs.................    (30,645)     11,642     (19,003)
                                                      --------   ---------    --------

(Loss) Before Income Taxes.........................   (270,123)     93,930    (176,193)
Income Taxes (Benefit).............................    (58,945)     32,876     (26,069)
Minority Interest..................................     (4,925)      4,925
                                                      --------   ---------    --------

Net (Loss).........................................  $(216,103)  $  65,979   $(150,124)
                                                      ========   =========    ========

Basic and Diluted Net (Loss) Per Share.............  $   (1.71)  $    0.52   $   (1.19)
                                                      ========   =========    ========

Weighted Average Shares Outstanding................    126,641     126,641     126,641
                                                      ========   =========    ========

See accompanying Notes.

                                EEX CORPORATION

         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


(a) Pro forma adjustments to the unaudited condensed consolidated balance sheet as of December 31, 1997 reflect use of proceeds of $235 million to repay outstanding debt, redeem preferred securities of subsidiary and invest the remaining $105 million in short term investments. Also reflected is the retirement of applicable property, plant and equipment and related accumulated depreciation and amortization.

(b) Pro forma adjustments to the unaudited condensed statement of consolidated operations for the year ended December 31, 1997 reflect reversal of oil and gas revenues and related costs and expenses for sold properties and adjustment of interest and other financing costs and minority interest resulting from the assumed use of proceeds of $235 million to reduce financings.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      EEX Corporation

                                   By: /s/ R. E. Schmitz
                                      ------------------------
                                       R. E. Schmitz
                                       Vice President and
                                       Controller



Date:  May 8, 1998

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